UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported):  December 26, 2000


                 AMORTIZING RESIDENTIAL COLLATERAL MORTGAGE TRUST
             Mortgage Pass-Through Certificates, Series 2000-BC1 Trust
              (Exact name of registrant as specified in its charter)



New York (governing law of           333-68513-10       52-2222361
Pooling and Servicing Agreement)     (Commission        52-2222362
(State or other                      File Number)       52-2222363
jurisdiction                                            IRS EIN
of Incorporation)



       c/o Wells Fargo Bank Minnesota, N.A.
       11000 Broken Land Parkway
       Columbia, MD                                        21044
       (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code:  (410) 884-2000


       Former name or former address, if changed since last report)



ITEM 5.  Other Events

 On December 26, 2000 a distribution was made to holders of AMORTIZING RESIDENTIAL COLLATERAL MORTGAGE TRUST, Mortgage Pass-Through Certificates, Series 2000-BC1 Trust.


ITEM 7.  Financial Statements and Exhibits

      (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K


           Exhibit Number         Description

           EX-99.1 Monthly report distributed to holders of Mortgage Pass-Through Certificates, Series 2000-BC1
                                  Trust, relating to the December
                                  26, 2000 distribution.



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                 AMORTIZING RESIDENTIAL COLLATERAL MORTGAGE TRUST
              Mortgage Pass-Through Certificates, Series 2000-BC1 Trust

              By:   First Union National Bank, as Trustee
              By:   /s/  Stephanie Purdy, Officer
              By:   Stephanie Purdy, Officer
              Date: 12/29/2000


                                INDEX TO EXHIBITS

Exhibit Number           Description

EX-99.1 Monthly report distributed to holders of Mortgage Pass-Through Certificates, Series 2000-BC1 Trust, relating to the December 26, 2000 distribution.